                                                                    EXHIBIT 99.1

                            FORM OF MONTHLY STATEMENT

                  GreenTree Floorplan Receivables Master Trust
                                  Series 1998-2

     Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995 (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Conseco Finance Corporation as servicer (the "Servicer"), Green Tree Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank Minnesota as trustee (the "Trustee"), as supplemented by the Series 1998-2 Supplement dated as of September 1, 1998 (the Supplement") among the Servicer, the Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1998-2 Certificateholders and the performance of the Green Tree Floorplan Receivables Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of November 1999 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1998-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.


A)   Information regarding distribution in respect of the Class A
     Certificates per $1,000 original certificate principal amount

     (1) The total amount of the distribution in respect of Class A
     Certificates, per $1,000 original certificate principal amount        4.24
                                                                      ---------

     (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000
     original certificate principal amount                                 4.24
                                                                      ---------

     (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000
     original certificate principal amount                                 0.00
                                                                      ---------

B)   Class A Investor Charge Offs and Reimbursement of Charge Offs

     (1) The amount of Class A Investor Charge Offs                        0.00
                                                                      ---------

     (2) The amount of Class A Investor Charge Offs set forth in paragraph 1 above, per $1,000 original certificate principal
     amount                                                                0.00
                                                                      ---------

     (3) The total amount reimbursed in respect of Class A Investor
     Charge Offs                                                           0.00
                                                                      ---------

     (4) The amount set forth in paragraph 3 above, per $1,000
     original certificate principal amount                                 0.00
                                                                      ---------

     (5) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested
     Amount after giving effect to all transactions on such
     Distribution Date                                                     0.00
                                                                      ---------

C) Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount

     (1) The total amount of the distribution in respect of Class B
     Certificates, per $1,000 original certificate principal amount        4.38
                                                                      ---------

     (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000
     original certificate principal amount                                 4.38
                                                                      ---------

     (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000
     original certificate principal amount                                 0.00
                                                                      ---------

D) Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount

     (1) The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B
     Invested Amount                                                       0.00
                                                                      ---------

     (2) The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original certificate
     principal amount                                                      0.00
                                                                      ---------

     (3) The total amount reimbursed in respect of such reductions in
     the Class B Invested Amount                                           0.00
                                                                      ---------

     (4) The amount set forth in paragraph 3 above, per $1,000
     original certificate principal amount                                 0.00
                                                                      ---------

     (5) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested
     Amount after giving effect to all transactions on such
     Distribution Date                                                     0.00
                                                                      ---------

E) Information regarding distributions in respect of the Class C Certificates, per $1,000 original certificate principal amount

     (1) The total amount of the distribution in respect of Class C
     Certificates, per $1,000 original certificate principal amount        4.74
                                                                      ---------

     (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class C Certificates, per $1,000
     original certificate principal amount                                 4.74
                                                                      ---------

     (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class C Certificates, per $1,000
     original certificate principal amount                                 0.00
                                                                      ---------

F) Amount of reductions in Class C Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class C Invested Amount

     (1) The amount of reductions in Class C Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class C
     Invested Amount                                                       0.00
                                                                      ---------

     (2) The amount of reductions in the Class C Invested Amount set forth in paragraph 1 above, per $1,000 original certificate
     principal amount                                                      0.00
                                                                      ---------

     (3) The total amount reimbursed in respect of such reductions in the

     Class C Invested Amount                                               0.00
                                                                      ---------

     (4) The amount set forth in paragraph 3 above, per $1,000
     original certificate principal amount                                 0.00
                                                                      ---------

     (5) The amount, if any, by which the outstanding principal balance of the Class C Certificates exceeds the Class C Invested
     Amount after giving effect to all transactions on such
     Distribution Date                                                     0.00
                                                                      ---------


                          Green Tree Financial Corporation, as Servicer

                          By: /s/ Timothy R. Jacobson
                              ---------------------------------------------
                              Name:  Timothy R. Jacobson
                              Title: Vice President and Assistant Treasurer


RECEIVABLES  ---

Beginning of the Month Principal Receivables:                                 2,151,964,249.23
Removed Principal Receivables:                                                            0.00
Additional Principal Receivables:                                                         0.00
End of the Month Principal Receivables:                                       2,205,730,475.05
End of the Month Total Receivables:                                           2,205,730,475.05

Excess Funding Account Balance                                                   21,500,000.00
Aggregate Invested Amount (all Master Trust Series)                           1,929,550,000.00

End of the Month Transferor Amount                                               42,734,808.12

DELINQUENCIES AND LOSSES ---
                                                                                RECEIVABLES
End of the Month Delinquencies:
   30-60 Days Delinquent                                                          2,232,386.03
   61-90 Days Delinquent                                                            865,497.23
   90+ Days Delinquent                                                            1,157,943.02

   Total 30+ Days Delinquent                                                      4,255,826.28


Defaulted Accounts During the Month                                                 491,796.78


INVESTED AMOUNTS ---

Class A Initial Invested Amount                            440,000,000.00
Class B Initial Invested Amount                             22,500,000.00
Class C Initial Invested Amount                             21,250,000.00
Class D Initial Invested Amount                             16,250,000.00
INITIAL INVESTED AMOUNT                                                         500,000,000.00

Class A Invested Amount                                    440,000,000.00
Class B Invested Amount                                     22,500,000.00
Class C Invested Amount                                     21,250,000.00
Class D Invested Amount                                     16,250,000.00
INVESTED AMOUNT                                                                 500,000,000.00

Class A Adjusted Invested Amount                           440,000,000.00
Class B Adjusted Invested Amount                            22,500,000.00
Class C Invested Amount                                     21,250,000.00
Class D Invested Amount                                     50,652,471.31
ADJUSTED INVESTED AMOUNT                                                        534,402,471.31

MONTHLY SERVICING FEE                                                               890,670.79

INVESTOR DEFAULT AMOUNT                                                             117,344.32


SERIES 1998-2 INFORMATION

SERIES 1998-2 ALLOCATION PERCENTAGE                                                     21.60%
SERIES 1998-2 ALLOCABLE FINANCE CHARGE                                            4,220,767.84
SERIES 1998-2 UNREIMBURSED CHARGE-OFFS                                                    0.00
SERIES 1998-2 ALLOCABLE DEFAULTED AMOUNT                                            127,438.21
SERIES 1998-2 MONTHLY FEES                                                          890,670.79
SERIES 1998-2 ALLOCABLE PRINCIPAL COLLECTIONS                                   119,555,944.82



SERIES 1998-2 REQUIRED TRANSFEROR AMOUNT                                         21,376,098.85
FLOATING ALLOCATION PERCENTAGE                                                          20.13%

INVESTOR FINANCE CHARGE COLLECTIONS                                               3,807,728.11
INVESTOR DEFAULT AMOUNT                                                             117,344.32
PRINCIPAL ALLOCATION PERCENTAGE                                                         20.13%
AVAILABLE PRINCIPAL COLLECTIONS                                                  92,896,887.56

CLASS A FLOATING ALLOCATION                                                             16.71%
CLASS A REQUIRED AMOUNT                                                                  0.00%

CLASS B FLOATING ALLOCATION                                                              0.85%
CLASS B REQUIRED AMOUNT                                                                  0.00%

CLASS C FLOATING ALLOCATION                                                              0.81%
CLASS D FLOATING ALLOCATION                                                              1.76%

TOTAL EXCESS SPREAD                                                               1,635,426.91

YIELD AND BASE RATE---

Base Rate (Current Month)                                           7.51%
Base Rate (Prior Month)                                             7.52%
Base Rate (Two Months Ago)                                          7.49%
THREE MONTH AVERAGE BASE RATE                                                            7.51%

Series Adjusted Portfolio Yield (Current Month)                     8.29%
Series Adjusted Portfolio Yield (Prior Month)                       7.90%
Series Adjusted Portfolio Yield (Two Months Ago)                    7.69%
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                                            7.96%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                                            16.71%
   Class A Principal Collections                            76,486,604.61

CLASS B PRINCIPAL PERCENTAGE                                                             0.85%
   Class B Principal Collections                             3,911,246.83

CLASS C PRINCIPAL PERCENTAGE                                                             0.81%
   Class C Principal Collections                             3,693,955.34

CLASS D PRINCIPAL PERCENTAGE                                                             1.76%
   Class D Principal Collections                             8,805,080.79

AVAILABLE PRINCIPAL COLLECTIONS                             92,896,887.56

REALLOCATED PRINCIPAL COLLECTIONS                                                         0.00

SERIES 1998-2 PRINCIPAL SHORTFALL                                                         0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                         0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                                       0.00
Deficit Controlled Accumulation Amount                               0.00
CONTROLLED DEPOSIT AMOUNT                                                                 0.00



PRINCIPAL FUNDING ACCOUNT BALANCE                                                         0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                                  93,014,231.88
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                              0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                                        0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER                                              0.00
THAN BY PRINCIPAL PAYMENTS)
REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER                                              0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                   0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS REIMBURSED                                    0.00
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS REIMBURSED                                    0.00
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS REIMBURSED                                    0.00


                          Green Tree Financial Corporation, as Servicer

                          By: /s/ Timothy R. Jacobson
                              ---------------------------------------------
                              Name:  Timothy R. Jacobson
                              Title: Vice President and Assistant Treasurer